Exhibit 10.24

THIRD AMENDMENT TO THE CREDIT AGREEMENT

THIRD AMENDMENT, dated as of February 4, 2004 (this “Amendment”), to the Credit Agreement, dated as of April 3, 2001 (as amended, supplemented, or otherwise modified from time to time, the “Credit Agreement”), among CITADEL BROADCASTING COMPANY, a Nevada corporation (the “Company”), CITADEL COMMUNICATIONS CORP. (“Intermediate Holding”), a Nevada corporation, and CITADEL BROADCASTING CORPORATION (formerly known as FLCC HOLDINGS, INC.), a Delaware corporation (“HoldCo”), the several lenders from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, a New York banking corporation, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), FLEET NATIONAL BANK, as Documentation Agent (in such capacity, the “Documentation Agent”), and the financial institutions named therein as syndication agents for the Lenders (in such capacity, collectively, the “Syndication Agents”; each, individually, a “Syndication Agent”).

W I T N E S S E T H:

WHEREAS, the Company, Intermediate Holding, HoldCo, the Lenders, the Administrative Agent and the Syndication Agents are parties to the Credit Agreement;

WHEREAS, HoldCo has notified the Lenders that (i) it intends to issue shares of its common stock in a registered public offering (as hereinafter defined, the “2004 Primary Offering”), (ii) it may issue up to $415,000,000 of its convertible subordinated notes (as hereinafter defined, the “HoldCo Convertible Notes”) and (iii) in connection with the 2004 Primary Offering certain shareholders of HoldCo will sell shares of common stock in a registered secondary public offering (as hereinafter defined, the “2004 Secondary Offering”);

WHEREAS, the Company has requested that the Lenders amend the Credit Agreement as set forth herein;

WHEREAS, the Lenders, the Administrative Agent and the Syndication Agents are willing to agree to such amendment to the Credit Agreement, subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Company, Intermediate Holding, HoldCo, the Lenders, the Administrative Agent and the Syndication Agents hereby agree as follows:

1.             Defined Terms.  Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as therein defined.

2.             Amendment to Section 1.1 (Defined Terms).  (a) Section 1.1 of the Credit Agreement is hereby amended by adding the following terms in proper alphabetical order:

“HoldCo Convertible Notes”:  any convertible subordinated notes issued by HoldCo in an aggregate principal amount of up to $415,000,000 and having terms customary for convertible subordinated notes issued in a registered public offering or Rule 144A offering at the time of issuance, as determined by the

Administrative Agent, as such may be amended, endorsed, substituted, replaced, refinanced, supplemented or otherwise modified from time to time in accordance with subsection 13.12.

“Original Company Subordinated Intercompany Note”:  as defined in the definition of “Subordinated Notes”.

“Original Company Subordinated Loan”:  as defined in the definition of “Subordinated Loans”.

“Original Intermediate Holding Subordinated Loan”:  as defined in the definition of “Subordinated Loans”.

“Original Intermediate Holding Subordinated Intercompany Note”:  as defined in the definition of “Subordinated Notes”.

“2004 Company Subordinated Intercompany Note”:  as defined in the definition of “Subordinated Notes”.

“2004 Company Subordinated Loan”:  as defined in the definition of “Subordinated Loans”.

“2004 Intermediate Holding Subordinated Intercompany Note”:  as defined in the definition of “Subordinated Notes”.

“2004 Intermediate Holding Subordinated Loan”:  as defined in the definition of “Subordinated Loans”.

 “Third Amendment”:  the Third Amendment dated as of February 4, 2004 to this Agreement.

“2004 Primary Offering”:  the issuance by HoldCo in a registered public offering of up to 18,640,000 shares of its common stock on or prior to December 31, 2004.

“2004 Secondary Offering”:  the issuance by certain stockholders of HoldCo in a registered public offering of up to 25,000,000 shares of HoldCo common stock on or prior to December 31, 2004.

(b)           Section 1.1 of the Credit Agreement is amended by revising the definitions set forth below as follows:

“Subordinated Loans”:  the collective reference to the subordinated loan made by HoldCo to Intermediate Holding and evidenced by the Original Intermediate Holding Subordinated Intercompany Note in the principal amount of $500,000,000 (the “Original Intermediate Holding Subordinated Loan”) and the

subordinated loan(s) made by HoldCo to Intermediate Holding and evidenced by the 2004 Intermediate Holding Subordinated Intercompany Note in an aggregate principal amount equal to the principal amount of the HoldCo Convertible Notes (the “2004 Intermediate Holding Subordinated Loan”; together with the Original Intermediate Holding Subordinated Loan, the “Intermediate Holding Subordinated Loan”); and, the subordinated loan made by Intermediate Holding to the Company and evidenced by the Original Company Subordinated Intercompany Note in the principal amount of up to $500,000,000 (the “Original Company Subordinated Loan”) and the subordinated loan(s) made by Intermediate Holding to the Company and evidenced by the 2004 Company Subordinated Intercompany Note in an aggregate principal amount equal to the principal amount of the HoldCo Convertible Notes (the “2004 Company Subordinated Loan”; together with the Original Company Subordinated Loan, the “Company Subordinated Loan”).

“Subordinated Notes”:  the collective reference to (i) the Note, in the principal amount of $500,000,000, made by Intermediate Holding in favor of HoldCo, to evidence the Original Intermediate Holding Subordinated Loan, substantially in the form of Exhibit G-2 (the “Original Intermediate Holding Subordinated Intercompany Note”) and the Note, in a principal amount equal to the principal amount of the HoldCo Convertible Notes, made by Intermediate Holding in favor of HoldCo, to evidence the 2004 Intermediate Holding Subordinated Loan in the form approved by the Administrative Agent (the “2004 Intermediate Holding Subordinated Intercompany Note”; together with the Original Intermediate Holding Subordinated Intercompany Note, the “Intermediate Holding Subordinated Intercompany Note”); (ii) the Note, in the principal amount of up to $500,000,000 made by the Company in favor of Intermediate Holding, to evidence the Company Subordinated Loan, substantially in the form of Exhibit G-3 (the “Original Company Subordinated Intercompany Note”) and the Note, in a principal amount equal to the principal amount of the HoldCo Convertible Notes, made by the Company in favor of Intermediate Holding, to evidence the 2004 Company Subordinated Loan in the form approved by the Administrative Agent (the “2004 Company Subordinated Intercompany Note”; together with the Original Company Subordinated Intercompany Note, the “Company Subordinated Intercompany Note”); (iii) any subordinated notes issued after the Closing Date by Intermediate Holding evidencing additional loans made by HoldCo to Intermediate Holding as contemplated by subsection 13.7(p), and (iv) any subordinated notes issued after the Closing Date by the Company as contemplated by subsection 13.7(p), as each of the same may be amended, endorsed, substituted, replaced, refinanced, supplemented or otherwise modified from time to time in accordance with subsection 13.12.  The stated non-default interest rate on the Subordinated Notes will not exceed 8% per annum, and the Subordinated Loans will not have a stated maturity date earlier than the date which is the eleventh anniversary of the Closing Date.

(c)           The last sentence of the definition of “Consolidated Cash Interest Expense” in Section 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

                Notwithstanding the foregoing, (i) for each of the four quarter periods immediately following the Closing Date, the Consolidated Cash Interest Expense attributable to the Subordinated Loans shall be deemed to be $7.5 million per quarter and (ii) interest paid in cash on the HoldCo Convertible Notes from cash dividends paid by Intermediate Holding pursuant to Section 13.9(h) shall be deemed to be included in the calculation of Consolidated Cash Interest Expense.

3.             Amendment to Section 12.7 (Notices).  Section 12.7 of the Credit Agreement is hereby amended by adding at the end of clause (e) the phrase “or the HoldCo Convertible Notes”.

4.             Amendment to Section 13.2 (Indebtedness).  Section 13.2 of the Credit Agreement is amended by (i) deleting the word “and” from the end of paragraph (j), (ii) deleting the period from the end of clause (k) and substituting therefor the phrase “; and” and (iii) adding the following paragraph (l) at the end thereof:

(l)            Indebtedness of HoldCo evidenced by the HoldCo Convertible Notes.

5.             Amendment to Section 13.9 (Limitation on Dividends).  Section 13.9 of the Credit Agreement is amended by (i) deleting the word “and” from the end of paragraph (f), (ii) adding the word “and” to the end of paragraph (g) and (iii) adding the following paragraph (h) at the end thereof:

                (h)  subject to the applicable subordination provisions, the Company may pay dividends to Intermediate Holding and Intermediate Holding may pay such dividends to HoldCo, in an amount equal to the amount required to be paid by HoldCo in respect of interest on the HoldCo Convertible Notes; provided, that, such dividend payment may only be made to the extent that such interest is not otherwise being paid pursuant to payments on the Subordinated Notes; provided further, that any such dividend payments occur within one (1) Business Day of such interest coming due.

6.             Amendment to Section 13.10 (Transaction with Affiliates).  Section 13.10 of the Credit Agreement is amended by adding at the end thereof the following:

or (d) HoldCo and its Subsidiaries may engage in the 2004 Secondary Offering and pay fees and expenses in connection therewith or (e) HoldCo may use the proceeds of the 2004 Primary Offering and the HoldCo Convertible Notes to repay or prepay the Subordinated HoldCo Debentures in whole or in part and accrued interest thereon.

7.             Amendment to and Consent under Section 13.12  (Subordinated Securities; Subordinated HoldCo Debentures).  (a)           Section 13.12 (a) of the Credit Agreement is amended by adding at the end thereof the following:

other than the prepayment or optional prepayment of the Subordinated Notes with proceeds from the 2004 Primary Offering and the HoldCo Convertible Notes.

(b)           Section 13.12 of the Credit Agreement is amended by adding the following paragraph (c) at the end thereof:

(c)   (i)  Make any payment in violation of any of the subordination provisions of the HoldCo Convertible Notes; or (ii) waive or otherwise relinquish any of its rights or causes of action arising under or arising out of the terms of the HoldCo Convertible Notes or consent to any amendment, modification or supplement to the terms of the HoldCo Convertible Notes except with the consent of the Required Lenders; or (iii) make any payment or prepayment (including payments as a result of acceleration thereof) on or redeem or otherwise acquire, purchase or defease the HoldCo Convertible Notes other than (x) subject to the subordination provisions, scheduled payments of interest, (y) the conversion of the HoldCo Convertible Notes in accordance with their terms and (z) the redemption of HoldCo Convertible Notes with the proceeds of one or more offerings of HoldCo common stock, provided that any such redemption occurs within 60 days of such offering of HoldCo common stock.

(c)           The Lenders hereby agree that HoldCo may use the proceeds of the 2004 Primary Offering and the HoldCo Convertible Notes to repay or prepay the Subordinated HoldCo Debentures in whole or in part and accrued interest thereon.

8.             Amendment to Section 14 (Events of Default).  (a)        Clause (k) of Section 14 of the Credit Agreement is amended by (i) deleting the word “and” which appears before “(4)” and substituting therefor a comma and (ii) adding the following clause (5) at the end of clause (4):

and (5) HoldCo may issue its common stock and the HoldCo Convertible Notes as long as the proceeds thereof are used as permitted by this Agreement

(b)           Section 14 of the Credit Agreement is amended by (i) deleting the word “or” from the end of paragraph (l), (ii) adding the word “or” to the end of paragraph (m) and (iii) adding the following paragraph (n) at the end thereof:

(n)           HoldCo shall default in any payment or principal of or interest on the HoldCo Convertible Notes beyond the period of grace, if any, provided in the instrument or agreement under which the HoldCo Convertible Notes were created;

9.             Amendment to Section 14, clause (l) (Events of Default).  Clause (l) of Section 14 of the Credit Agreement is amended by deleting the percentage “51%” and substituting therefor the percentage “25%”.

10.           Amendment to Section 16.13 (Incremental Facility).  Section 16.13 of the Credit Agreement is amended by deleting from paragraph (a) the phrase “third anniversary” and substituting therefor the phrase “fifth anniversary”.

11.           Application of Proceeds.  The Lenders agree that any net proceeds from the 2004 Primary Offering and the HoldCo Convertible Notes remaining after the Subordinated HoldCo Debentures, the Original Intermediate Holding Subordinated Intercompany Note, and the Original Company Subordinated Intercompany Note are paid in full may be used to repay Revolving Credit Loans (without a reduction in Revolving Credit Commitments).

12.           Intercompany Indebtedness; HoldCo Convertible Notes.  HoldCo, Intermediate Holding and the Company agree:

(a)           to cause the principal amount of each of the Original Intermediate Holding Subordinated Intercompany Note and the Original Company Subordinated Intercompany Note to be permanently reduced at the time and in the amount by which the principal of the Subordinated HoldCo Debentures is repaid;

(b)           to cause the principal amount of each of the 2004 Intermediate Holding Subordinated Intercompany Note and the 2004 Company Subordinated Intercompany Note to be equal to the principal amount of the HoldCo Convertible Notes from time to time;

(c)           to cause the 2004 Intermediate Holding Subordinated Intercompany Note and the 2004 Company Subordinated Intercompany Note to be pledged to the Administrative Agent pursuant to the Pledge Agreements; and

(d)           not to permit Subsidiaries of HoldCo to guarantee or otherwise provide credit support for the HoldCo Convertible Notes;

; provided, however, in lieu of the action required by paragraphs (a) through (c) above, HoldCo, Intermediate Holding and the Company may put in place such alternative intercompany arrangements as are acceptable to the Administrative Agent and shall not require cash payment by Intermediate Holding or the Company to HoldCo in excess of amounts required to be paid by HoldCo in respect of interest on the HoldCo Convertible Notes and the Subordinated HoldCo Debentures.

13.           Representations and Warranties.  The Company hereby confirms, reaffirms and restates the representations and warranties set forth in Section 10 of the Credit Agreement.  The Company represents and warrants that, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

14            Effectiveness.  This Amendment shall become effective on the date (the “Effective Date”) on which the Administrative Agent notifies the Company that it has received counterparts of this Amendment duly executed by the Company, Intermediate Holding, HoldCo and the Required Lenders.

15.           Continuing Effect of the Credit Agreement.  This Amendment shall not constitute an amendment of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Company that would require a waiver or consent of the Lenders, the Administrative Agent or the Syndication Agents.  Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

16.           Counterparts.  This Amendment may be executed by the parties hereto in any number of separate counterparts (including telecopied counterparts), each of which shall be deemed to be an original, and all of which taken together shall be deemed to constitute one and the same instrument.

17.           GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

CITADEL BROADCASTING COMPANY
By:	/s/ RANDY L. TAYLOR
	Name:	Randy L. Taylor
	Title:	VP Finance

CITADEL COMMUNICATIONS CORPORATION
By:	/s/ RANDY L. TAYLOR
	Name:	Randy L. Taylor
	Title:	VP Finance

CITADEL BROADCASTING CORPORATION
By:	/s/ RANDY L. TAYLOR
	Name:	Randy L. Taylor
	Title:	VP Finance

JPMORGAN CHASE BANK as Administrative Agent and as a Bank
By:	/s/ TRACEY NAVIN EWING
	Name:	Tracey Navin Ewing
	Title:	Vice President

FLEET NATIONAL BANK, as Documentation Agent and as a Lender
By:	/s/ KAY H. CAMPBELL
Name:	Kay H. Campbell
Title:	Director

CITADEL BROADCASTING COMPANY
THIRD AMENDMENT DATED AS OF FEBRUARY___, 2004
SENIOR DEBT PORTFOLIO By: Boston Management and Research as Investment Advisor
[LENDER]

By:	/s/ MICHAEL B. BOTTHOF
	Name:	Michael B. Botthof
	Title:	Vice President

CITADEL BROADCASTING COMPANY
THIRD AMENDMENT DATED AS OF FEBRUARY___, 2004
EATON VANCE INSTITUTIONAL SENIOR LOAN FUND BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
[LENDER]

By:	/s/ MICHAEL B. BOTTHOF
	Name:	Michael B. Botthof
	Title:	Vice President

CITADEL BROADCASTING COMPANY
THIRD AMENDMENT DATED AS OF FEBRUARY___, 2004
OXFORD STRATEGIC INCOME FUND BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
[LENDER]

By:	/s/ MICHAEL B. BOTTHOF
	Name:	Michael B. Botthof
	Title:	Vice President

CITADEL BROADCASTING COMPANY
THIRD AMENDMENT DATED AS OF FEBRUARY___, 2004
CONSTANTINUS EATON VANCE CDO V, LTD. BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
[LENDER]

By:	/s/ MICHAEL B. BOTTHOF
	Name:	Michael B. Botthof
	Title:	Vice President

CITADEL BROADCASTING COMPANY
THIRD AMENDMENT DATED AS OF FEBRUARY___, 2004
GRAYSON & CO BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
[LENDER]

By:	/s/ MICHAEL B. BOTTHOF
	Name:	Michael B. Botthof
	Title:	Vice President

CITADEL BROADCASTING COMPANY
THIRD AMENDMENT DATED AS OF FEBRUARY___, 2004
BIG SKY SENIOR LOAN FUND, LTD. BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
[LENDER]

By:	/s/ MICHAEL B. BOTTHOF
	Name:	Michael B. Botthof
	Title:	Vice President

CITADEL BROADCASTING COMPANY
THIRD AMENDMENT DATED AS OF FEBRUARY___, 2004
EATON VANCE VT FLOATING-RATE INCOME FUND BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
[LENDER]

By:	/s/ MICHAEL B. BOTTHOF
	Name:	Michael B. Botthof
	Title:	Vice President

CITADEL BROADCASTING COMPANY
THIRD AMENDMENT DATED AS OF FEBRUARY___, 2004
CREDIT SUISSE FIRST BOSTON acting through its Cayman Islands Branch
[LENDER]

By:	/s/ BILL O'DALY CASSANDRA DROOGAN
	Name:	Bill O'Daly	Cassandra Droogan
	Title:	Director	Associate

CITADEL BROADCASTING COMPANY
THIRD AMENDMENT DATED AS OF FEBRUARY___, 2004
The Bank of New York
[LENDER]

By:	/s/ JOHN C. LAMBERT
	Name:	John C. Lambert
	Title:	Senior Vice President

CITADEL BROADCASTING COMPANY
THIRD AMENDMENT DATED AS OF FEBRUARY___, 2004
Sun Trust Bank
[LENDER]

By:	/s/ BRIAN COMBS
	Name:	Brian Combs
	Title:	Vice President

CITADEL BROADCASTING COMPANY
THIRD AMENDMENT DATED AS OF FEBRUARY___, 2004
WACHOVIA BANK, N.A.
[LENDER]

By:	/s/ BRUCE W. LOFTIN
	Name:	Bruce W. Loftin
	Title:	Managing Director

CITADEL BROADCASTING COMPANY
THIRD AMENDMENT DATED AS OF FEBRUARY___, 2004
U.S. Bank National Association
[LENDER]

By:	/s/ JAYCEE A. EARLL
	Name:	Jaycee A. Earll
	Title:	Vice President

CITADEL BROADCASTING COMPANY
THIRD AMENDMENT DATED AS OF FEBRUARY___, 2004
National City Bank
[LENDER]

By:	/s/ DAVID DONLINGER
	Name:	David Donlinger
	Title:	Vice President

CITADEL BROADCASTING COMPANY
THIRD AMENDMENT DATED AS OF FEBRUARY___, 2004
Deutsche Bank Trust Company Americas
[LENDER]

By:	/s/ GREGORY SHEFRIN
	Name:	Gregory Shefrin
	Title:	Director